UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 2, 2015

THE DOW CHEMICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3433 (Commission File Number)	38-1285128 (IRS Employer Identification No.)

2030 Dow Center, Midland, Michigan (Address of principal executive offices)	48674 (Zip Code)

(989) 636-1000 (Registrant’s telephone number, including area code)

N.A. (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 2, 2015, The Dow Chemical Company ( “TDCC”) issued a press release announcing the commencement of its exchange offer related to the proposed transaction to separate its U.S. Gulf Coast Chlor-Alkali and Vinyl, Global Chlorinated Organics and Global Epoxy businesses, and then merge these businesses with Olin Corporation (NYSE: OLN) (“Olin”) in a Reverse Morris Trust transaction.  In the transactions, Blue Cube Spinco Inc. (“Splitco”), a wholly-owned subsidiary of the Company, pursuant to which a wholly-owned subsidiary of Olin will merge with and into Splitco, with Splitco surviving the merger and becoming a wholly-owned subsidiary of Olin. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)   The following exhibit is filed with this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Press release of The Dow Chemical Company dated September 2, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOW CHEMICAL COMPANY
Registrant

Dated:  September 2, 2015

By:	/s/ Amy E. Wilson
	Name:	Amy E. Wilson
	Title:	Corporate Secretary and Assistant General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of The Dow Chemical Company dated September 2, 2015.